PROSPECTUS SUPPLEMENT -- August 8, 2003*

AXP(R) S&P 500 Index Fund (April 1, 2003) S-6434-99 G
AXP Mid Cap Index Fund (April 1, 2003) S-6434-99 G

The charge description for wire transfers under the "Fees and Expenses" and "Exchanging/Selling Shares" sections has been revised as follows:

FEES AND EXPENSES

(a) A wire transfer ($25 -- United States and $35 -- International) may be deducted from your brokerage account for wire transfers made at your request.

EXCHANGING/SELLING SHARES

Four ways to request an exchange or sales of shares

4 By wire

Money can be wired from your account to your bank account. Call the Distributor at the above numbers for additional information on wire transfers. A service fee ($25 -- United States and $35 -- International) may be charged against your brokerage account for each wire sent.



S-6434-3 A (8/03)

*Valid until next prospectus update
Destroy March 31, 2004